united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-23066

Advisors Preferred Trust
(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD	20850
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2734

Date of fiscal year end:	12/31

Date of reporting period:	12/31/24

Item 1. Reports to Stockholders.

(a)

OnTrack Core Fund - Advisor (OTRGX )

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about OnTrack Core Fund for the period of January 1, 2024 to December 31, 2024.You can find additional information about the Fund at www.ontrackcore.com/funddocuments. You can also request this information by contacting us at (855) 747-9555.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor	$280	2.80%

How did the Fund perform during the reporting period?

The Fund declined by (0.32%) for the year ending December 31, 2024. The Bloomberg 1-3 Months U.S. Treasury Bill Index, the Fund’s primary benchmark, gained 5.32% for the period.

Strategy

The Fund seeks total return while keeping the Fund’s volatility and downside risk below that of major equity market indices. Its portfolio managers use a flexible approach that emphasizes capital preservation but allows them to adopt a less conservative posture and to increase emphasis on capital appreciation when they believe additional risk is warranted by favorable market conditions.

Techniques

The Fund began the year fully invested in low volatility bond and income funds and preferred stock funds. When inflation began to come down at a slower pace in the first quarter, yields turned up and the S&P Index briefly paused. The Fund entered April fully invested and leveraged in bond and income funds, preferred stock funds and a limited exposure to stocks. In keeping with the portfolio managers’ risk-managed approach to investing, positions were reduced as both stocks and bonds declined for the month. Market conditions were volatile over the second quarter, and the fund continued to hold bond and income mutual funds, preferred stock funds, and a limited exposure to stocks, prepared to take advantage of the positive stock market environment, but also poised to reduce exposure when the market environment changed. By August as inflation was steadily moving down and a Fed rate cut in September was widely anticipated, the portfolio managers made modest only changes to the portfolio.

Despite two additional Fed rate cuts, the yield on 10-Year Treasuries steadily climbed to new highs which led to weakness in bonds that adversely affected the Fund in Q4. Weakness in bonds adversely affected the Fund in October, and the portfolio managers reduced exposure, but positioned the Fund to take advantage of a year-end rally that failed to materialize and subsequently shifted to a more defensive posture as markets pulled back. The portfolio managers look forward to taking advantage of new trends that develop in 2025, while always maintaining their focus on risk management.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

OnTrack Core Fund - $14,920
Bloomberg 1-3 Months U.S. Treasury Bill Index - $11,898
Bloomberg U.S. Aggregate Bond Index - $11,432
S&P 500® Index - $34,254
$40,000
$30,000
$20,000
$10,000
$0
$34,254
$14,920
$11,898
$11,432
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	OnTrack Core Fund	Bloomberg 1-3 Months U.S. Treasury Bill Index	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
Dec-2014	$10,000	$10,000	$10,000	$10,000
Dec-2015	$9,537	$10,003	$10,055	$10,138
Dec-2016	$10,507	$10,029	$10,321	$11,351
Dec-2017	$11,165	$10,110	$10,687	$13,829
Dec-2018	$10,618	$10,295	$10,688	$13,223
Dec-2019	$11,327	$10,522	$11,620	$17,386
Dec-2020	$14,586	$10,579	$12,492	$20,585
Dec-2021	$15,135	$10,584	$12,299	$26,494
Dec-2022	$14,229	$10,745	$10,699	$21,696
Dec-2023	$14,968	$11,297	$11,291	$27,399
Dec-2024	$14,920	$11,898	$11,432	$34,254

Average Annual Total Returns

	1 Year	5 years	10 Years
OnTrack Core Fund	-0.32%	5.67%	4.08%
Bloomberg 1-3 Months U.S. Treasury Bill Index	5.32%	2.49%	1.75%
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$29,907,322
  Number of Portfolio Holdings12
  Advisory Fee $1,187,917
  Portfolio Turnover116%

Asset Weighting (% of total investments)

Value	Value
Exchange-Traded Funds	2.9%
Money Market Funds	25.1%
Open End Funds	72.0%

What did the Fund invest in?

Security Type Weighting (% of total (including notional) exposure)

Value	Value
Currency	3%
Income - International	4%
Floating Rate	12%
Fixed Income - Other	33%
Cash & Equivalent	23%
Preferred	25%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Principal Spectrum Preferred and Capital Securities Income Fund Institutional Class	17.9%
BNY Mellon Floating Rate Income Fund Class I	14.5%
Cohen & Steers Preferred Securities and Income Class I	12.6%
Fidelity Government Portfolio Institutional Class, 4.330%,	12.1%
First American Government Obligations Fund Class Z, 4.337%,	12.1%
Bramshill Multi Strategy Income Fund Institutional Class	10.1%
Medalist Partners MBS Total Return Fund	5.7%
Eaton Vance Emerging Markets Debt Opportunities Fund Class I	5.1%
Thompson Bond Fund	3.5%
Janus Henderson B-BBB CLO ETF	2.8%

The Fund has economic exposure through securities and derivatives to the above security types of 121% of its assets. The Asset Weighting chart and the Top 10 Holdings table do not include derivatives.  Please refer to the annual shareholder report (addressed below) for a complete listing of the Fund's holdings.

Material Fund Changes

No material changes occurred during the year ended December 31, 2024.

OnTrack Core Fund - Advisor (OTRGX )

Annual Shareholder Report - December 31, 2024

Additional information is available on the Fund's website (www.ontrackcore.com/funddocuments), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-OTRGX

OnTrack Core Fund - Investor (OTRFX )

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about OnTrack Core Fund for the period of January 1, 2024 to December 31, 2024.You can find additional information about the Fund at www.ontrackcore.com/funddocuments. You can also request this information by contacting us at (855) 747-9555.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$261	2.61%

How did the Fund perform during the reporting period?

The Fund declined by (0.14%) for the year ending December 31, 2024. The Bloomberg 1-3 Months U.S. Treasury Bill Index, the Fund’s primary benchmark, gained 5.32% for the period.

Strategy

The Fund seeks total return while keeping the Fund’s volatility and downside risk below that of major equity market indices. Its portfolio managers use a flexible approach that emphasizes capital preservation but allows them to adopt a less conservative posture and to increase emphasis on capital appreciation when they believe additional risk is warranted by favorable market conditions.

Techniques

The Fund began the year fully invested in low volatility bond and income funds and preferred stock funds. When inflation began to come down at a slower pace in the first quarter, yields turned up and the S&P Index briefly paused. The Fund entered April fully invested and leveraged in bond and income funds, preferred stock funds and a limited exposure to stocks. In keeping with the portfolio managers’ risk-managed approach to investing, positions were reduced as both stocks and bonds declined for the month. Market conditions were volatile over the second quarter, and the fund continued to hold bond and income mutual funds, preferred stock funds, and a limited exposure to stocks, prepared to take advantage of the positive stock market environment, but also poised to reduce exposure when the market environment changed. By August as inflation was steadily moving down and a Fed rate cut in September was widely anticipated, the portfolio managers made modest only changes to the portfolio.

Despite two additional Fed rate cuts, the yield on 10-Year Treasuries steadily climbed to new highs which led to weakness in bonds that adversely affected the Fund in Q4. Weakness in bonds adversely affected the Fund in October, and the portfolio managers reduced exposure, but positioned the Fund to take advantage of a year-end rally that failed to materialize and subsequently shifted to a more defensive posture as markets pulled back. The portfolio managers look forward to taking advantage of new trends that develop in 2025, while always maintaining their focus on risk management.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

OnTrack Core Fund - $15,212
Bloomberg 1-3 Months U.S. Treasury Bill Index - $11,898
Bloomberg U.S. Aggregate Bond Index - $11,432
S&P 500® Index - $34,254
$40,000
$30,000
$20,000
$10,000
$0
$34,254
$15,212
$11,898
$11,432
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	OnTrack Core Fund	Bloomberg 1-3 Months U.S. Treasury Bill Index	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
Dec-2014	$10,000	$10,000	$10,000	$10,000
Dec-2015	$9,558	$10,003	$10,055	$10,138
Dec-2016	$10,553	$10,029	$10,321	$11,351
Dec-2017	$11,238	$10,110	$10,687	$13,829
Dec-2018	$10,709	$10,295	$10,688	$13,223
Dec-2019	$11,444	$10,522	$11,620	$17,386
Dec-2020	$14,765	$10,579	$12,492	$20,585
Dec-2021	$15,346	$10,584	$12,299	$26,494
Dec-2022	$14,457	$10,745	$10,699	$21,696
Dec-2023	$15,234	$11,297	$11,291	$27,399
Dec-2024	$15,212	$11,898	$11,432	$34,254

Average Annual Total Returns

	1 Year	5 years	10 Years
OnTrack Core Fund	-0.14%	5.86%	4.28%
Bloomberg 1-3 Months U.S. Treasury Bill Index	5.32%	2.49%	1.75%
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$29,907,322
  Number of Portfolio Holdings12
  Advisory Fee $1,187,917
  Portfolio Turnover116%

Asset Weighting (% of total investments)

Value	Value
Exchange-Traded Funds	2.9%
Money Market Funds	25.1%
Open End Funds	72.0%

What did the Fund invest in?

Security Type Weighting (% of total (including notional) exposure)

Value	Value
Currency	3%
Income - International	4%
Floating Rate	12%
Fixed Income - Other	33%
Cash & Equivalent	23%
Preferred	25%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Principal Spectrum Preferred and Capital Securities Income Fund Institutional Class	17.9%
BNY Mellon Floating Rate Income Fund Class I	14.5%
Cohen & Steers Preferred Securities and Income Class I	12.6%
Fidelity Government Portfolio Institutional Class, 4.330%,	12.1%
First American Government Obligations Fund Class Z, 4.337%,	12.1%
Bramshill Multi Strategy Income Fund Institutional Class	10.1%
Medalist Partners MBS Total Return Fund	5.7%
Eaton Vance Emerging Markets Debt Opportunities Fund Class I	5.1%
Thompson Bond Fund	3.5%
Janus Henderson B-BBB CLO ETF	2.8%

The Fund has economic exposure through securities and derivatives to the above security types of 121% of its assets. The Asset Weighting chart and the Top 10 Holdings table do not include derivatives.  Please refer to the annual shareholder report (addressed below) for a complete listing of the Fund's holdings.

Material Fund Changes

No material changes occurred during the year ended December 31, 2024.

OnTrack Core Fund - Investor (OTRFX )

Annual Shareholder Report - December 31, 2024

Additional information is available on the Fund's website (www.ontrackcore.com/funddocuments), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-OTRFX

(b)       Not applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)       During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)       During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)       N/A

(f)       See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)   The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 - $18,650

2023 –$17,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

2024 - None

2023 - None

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 - $3,000

2023 –$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2024 and 2023, respectively.

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)       All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

OnTrack Core Fund
Annual Financial Statements
and Additional Information

December 31, 2024

Investor Class Shares (OTRFX)
Advisor Class Shares (OTRGX)

1-855-747-9555
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

ONTRACK CORE FUND
SCHEDULE OF INVESTMENTS
December 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUND — 2.8%
	FIXED INCOME - 2.8%
17,000	Janus Henderson B-BBB CLO ETF	$835,720

	TOTAL EXCHANGE-TRADED FUND (Cost $838,028)	835,720

	OPEN-END FUNDS — 69.5%
	BANK DEBT - 14.5%
389,668	BNY Mellon Floating Rate Income Fund, Class I	4,329,212

	FIXED INCOME - 19.3%
459,779	Bramshill Multi Strategy Income Fund, Institutional Class	3,020,749
201,661	Medalist Partners MBS Total Return Fund, Institutional Class	1,718,150
100,100	Thompson Bond Fund	1,040,040
		5,778,939
	INTERNATIONAL BONDS - 5.1%
193,142	Eaton Vance Emerging Markets Debt Opportunities Fund, Class I	1,531,614

	PREFERRED STOCKS - 30.6%
306,748	Cohen & Steers Preferred Securities and Income Fund, Inc., Class I	3,773,006
584,579	Principal Spectrum Preferred and Capital Securities Income Fund, Institutional Class	5,366,439
		9,139,445

	TOTAL OPEN-END FUNDS (Cost $19,958,149)	20,779,210

	SHORT-TERM INVESTMENTS — 24.3%
	MONEY MARKET FUNDS - 24.3%
3,629,725	Fidelity Government Portfolio, Institutional Class, 4.33%(a)	3,629,725
3,629,725	First American Government Obligations Fund, Class Z, 4.34%(a)	3,629,725
	TOTAL MONEY MARKET FUNDS (Cost $7,259,450)	7,259,450

	TOATL SHORT-TERM INVESTMENTS (Cost $7,259,450)	7,259,450

The accompanying notes are an integral part of these financial statements.

ONTRACK CORE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2024

Shares		Fair Value
	TOTAL INVESTMENTS - 96.6% (Cost $28,055,627)	$28,874,380
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%	1,032,942
	NET ASSETS - 100.0%	$29,907,322

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
10	NYBOT FINEX United States Dollar Index Futures	03/18/2025	$1,082,960	$19,060
	TOTAL FUTURES CONTRACTS

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven-day effective yield as of December 31, 2024.

TOTAL RETURN SWAPS
Unrealized
Number of		Notional Amount at		Termination		Appreciation/
Shares	Reference Entity*	December 31, 2024	Interest Rate Payable(1)	Date	Counterparty	(Depreciation)
Long Position:
496,032	Thompson Bond Fund	$5,153,770	USD SOFR plus 165 bp	1/31/2027	BRC	$—
					Total:	$—

BRC - Barclays Capital

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

*	Swap contract reset at December 31, 2024.

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

ASSETS
Investment securities:
At cost	$28,055,627
At value	$28,874,380
Segregated cash - collateral for swaps	1,111,900
Receivable for swap resets	51,990
Dividends and interest receivable	26,041
Unrealized appreciation on futures contracts	19,060
Deposits with brokers for futures contracts	4,567
Prepaid expenses and other assets	13,296
TOTAL ASSETS	30,101,234

LIABILITIES
Payable for swap resets	83,377
Investment advisory fees payable	101,298
Payable for Fund shares purchased	6,558
Shareholder services fees payable - Investor Class	1,485
Distribution (12b-1) fees payable - Advisor Class	1,194
TOTAL LIABILITIES	193,912
NET ASSETS	$29,907,322

Composition of Net Assets:
Paid in capital	$40,985,406
Accumulated deficit	(11,078,084)
NET ASSETS	$29,907,322

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$24,445,246
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	481,504
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$50.77

Advisor Class Shares:
Net Assets	$5,462,076
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	104,317
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$52.36

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024

INVESTMENT INCOME
Dividends	$2,710,726
Interest	56,622
TOTAL INVESTMENT INCOME	2,767,348

EXPENSES
Investment advisory fees	1,187,917
Shareholder services fees - Investor Class	28,623
Distribution (12b-1) fees - Advisor Class	16,565
Other expenses	20,952
TOTAL EXPENSES	1,254,057

NET INVESTMENT INCOME	1,513,291

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,677,935
Futures	(79,775)
Swaps	(919,161)
Net Realized Gain on Investments and Futures	678,999

Net change in unrealized depreciation on:
Investments	(893,513)
Futures	(769,143)
Swaps	(167,420)
Net Change in Unrealized Depreciation on Investments	(1,830,076)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,151,077)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$362,214

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,513,291	$2,543,547
Net realized gain (loss) on investments, futures and swaps	678,999	(1,984,372)
Net change in unrealized appreciation (depreciation) on investments, future and Swap	(1,830,076)	3,160,305
Net increase in net assets resulting from operations	362,214	3,719,480

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(2,769,361)	(91,467)
Advisor Class	(516,615)	—
Total distributions to shareholders	(3,285,976)	(91,467)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	6,815,571	8,296,839
Advisor Class	50,690	558,895
Reinvestment of dividends and distributions:
Investor Class	1,951,876	39,801
Advisor Class	363,566	—
Cost of shares redeemed:
Investor Class	(42,336,733)	(60,331,091)
Advisor Class	(1,822,947)	(4,463,228)
Net decrease from shares of beneficial interest transactions	(34,977,977)	(55,898,784)

NET DECREASE IN NET ASSETS	(37,901,739)	(52,270,771)

NET ASSETS
Beginning of Year	67,809,061	120,079,832
End of Year	$29,907,322	$67,809,061

SHARE ACTIVITY
Investor Class:
Shares Sold	127,405	158,280
Shares Reinvested	37,997	754
Shares Redeemed	(785,197)	(1,149,583)
Net decrease in shares of beneficial interest outstanding	(619,795)	(990,549)

Advisor Class:
Shares Sold	927	10,241
Shares Reinvested	6,854	—
Shares Redeemed	(34,054)	(84,214)
Net decrease in shares of beneficial interest outstanding	(26,273)	(73,973)

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class
	For the Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$54.87	$52.15	$56.12	$57.84	$45.89
Activity from investment operations:
Net investment income (loss) (a)	1.72	1.66	(0.13)	0.44	1.55
Net realized and unrealized gain (loss) on investments	(1.75)	1.14	(3.11)	1.83	11.76
Total from investment operations	(0.03)	2.80	(3.24)	2.27	13.31
Less distributions from:
Net investment income	(4.07)	(0.08)	(0.73)	(3.99)	(1.36)
Total distributions	(4.07)	(0.08)	(0.73)	(3.99)	(1.36)
Net asset value, end of year	$50.77	$54.87	$52.15	$56.12	$57.84
Total return (b)	(0.14)%	5.37%	(5.80)%	3.94%	29.03%
Net assets, at end of year (000s)	$24,445	$60,427	$109,086	$120,552	$79,367
Ratio of net expenses to average net assets (c)	2.61%	2.59%	2.58%	2.58%	2.54%
Ratio of net investment income (loss) to average net assets (c,d)	3.21%	3.21%	(0.23)%	0.73%	2.90%
Portfolio Turnover Rate	116%	575%	727%	140%	213%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Advisor Class
	For the Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$56.53	$53.74	$57.16	$58.38	$46.33
Activity from investment operations:
Net investment income (loss) (a)	1.65	1.56	(0.26)	0.24	1.55
Net realized and unrealized gain (loss) on investments	(1.78)	1.23	(3.16)	1.95	11.78
Total from investment operations	(0.13)	2.79	(3.42)	2.19	13.33
Less distributions from:
Net investment income	(4.04)	—	—	(3.41)	(1.28)
Total distributions	(4.04)	—	—	(3.41)	(1.28)
Net asset value, end of year	$52.36	$56.53	$53.74	$57.16	$58.38
Total return (b)	(0.32)%	5.19%	(5.98)%	3.76%	28.78%
Net assets, at end of year (000s)	$5,462	$7,382	$10,994	$15,574	$10,016
Ratio of net expenses to average net assets (c)	2.80%	2.78%	2.76%	2.76%	2.76%
Ratio of net investment income (loss) to average net assets (c,d)	3.02%	2.92%	(0.47)%	0.40%	2.79%
Portfolio Turnover Rate	116%	575%	727%	140%	213%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2024

1.	ORGANIZATION

OnTrack Core Fund (the “Fund”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total returns while keeping the Fund’s volatility and downside risk below that of major equity market indices. The Fund commenced operations on January 15, 2013. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund currently offers two classes of shares: Investor Class and Advisor Class. Investor Class shares commenced operations on January 15, 2013 and Advisor Class shares commenced operations on June 21, 2013. Investor Class and Advisor Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services – Investment Companies.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub- advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment Companies – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair market values by the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

OnTrack Core Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2024 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Fund	$835,720	$—	$—	$835,720
Open-End Funds	20,779,210	—	—	20,779,210
Short-Term Investments	7,259,450	—	—	7,259,450
Total Investments	$28,874,380	$—	$—	$28,874,380
Derivatives:
Futures Contracts	19,060	—	—	19,060
Swaps**	—	—	—	—
Total Assets	$28,893,440	$—	$—	$28,893,440

*	Refer to the Schedule of Investments for industry classifications.

**	Swap contract reset at December 31, 2024.

The Fund did not hold any Level 3 securities as of fiscal year end.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2021 to December 31, 2023, or expected to be taken in the Fund’s December 31, 2024, year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $49,606,009 and $91,530,773, respectively.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a gross asset (liability) equal to the unrealized appreciation (depreciation) on futures contracts and swaps contracts. The swaps held by the Fund as of December 31, 2024 had no unrealized appreciation or depreciation.

During the year ended December 31, 2024, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2024:

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Assets: (A)				& Liabilities
Liabilities: (L)
		Gross Amounts	Net Amount of Asset
		Offset in the	or Liabilities
		Consolidated	Presented in the	Financial	Cash Collateral
	Gross Amount of	Statement of Assets	Statement of Assets	Instruments	(Received) or
Description	Recognized Assets	& Liabilities	& Liabilities	Pledged	Pledged	Net Amount
Futures Contracts (A)	$19,060	$—	$19,060	$—	$—	$19,060

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 5.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2024:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts as of December 31, 2024:

Asset (Liability) Derivatives Investment Value

		Total as of
Derivative Investment Type	Currency Risk	December 31, 2024
Futures Contracts *	$19,060	$19,060

*	Represents cumulative appreciation on futures contracts as reported in the Schedule of Investments.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2024:

Derivative Investment Type	Location of Gain/Loss on Derivative
Futures Contracts	Net realized gain from futures
Net change in unrealized depreciation on futures
Swaps Contracts	Net realized loss from swaps
Net change in unrealized depreciation on swaps

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

The following is a summary of the Fund’s realized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2024:

Realized gain (loss) on derivatives recognized in the Statement of Operations
				Total for the Year Ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	Currency Risk	December 31, 2024
Futures Contracts	$(350,874)	$271,099	$—	$(79,775)
Swaps Contracts	(919,161)	—	—	(919,161)
Total	$(1,270,035)	$271,099	$—	$(998,936)

Changes in unrealized depreciation on derivatives recognized in the Statements of Operations
				Total for the Year Ended
Derivative Investment Type	Credit Risk	Interest Rate Risk	Currency Risk	December 31, 2024
Futures Contracts	$(466,106)	$(322,097)	$19,060	$(769,143)
Swaps Contracts	(167,420)	—	—	(167,420)
Total	$(633,526)	$(322,097)	$19,060	$(936,563)

The notional value of the derivative instruments outstanding as of December 31, 2024 as disclosed in the Schedule of Investments and the changes in unrealized gains on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

5.	RISKS

Futures Contracts – The Fund is subject to credit, currency, equity and interest rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre- determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on underlying fund). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with money market investments as indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Fund’s custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising its rights with respect to the collateral. Under the tri-party agreement, the amount lost would be profits on the swap that had not yet been moved to the custody bank under the tri-party arrangements. Amounts expected to be owed to the Fund may be collateralized either directly with the Fund or in a segregated account at the custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern Over-the-Counter (“OTC”) financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Schedule of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the Schedule of Investments.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Counterparty Risk: The Fund invests in derivative instruments (the “Product”) issued for the Fund by Barclays Bank (“Barclays”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their Fund capital invested in the Product. A decline in Barclays financial standing is likely to reduce the market value of the Product and therefore the price the Fund may receive for the Product if it sells it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment Advisor to the Fund. The Advisor has engaged Price Capital Management, Inc. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

Pursuant to an advisory agreement with the Trust, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 2.50% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor pays all operating expenses of the Fund, with the exception of shareholder servicing fees, 12b-1 fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any) and extraordinary expenses. Pursuant to the advisory agreement, the Advisor received $1,187,917 in advisory fees for the year ended December 31, 2024.

Pursuant to a liquidity program administrator agreement with the Fund, the Advisor, provides a liquidity program administrator who, directs the operations of the Fund’s liquidity risk management program. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor out of pocket expenses and an annual fee of $9,000. Pursuant to the liquidity program administrator agreement, the Advisor earned $9,000 in fees for the year ended December 31, 2024.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, UFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. These expenses are the responsibility of the Advisor.

In addition, certain affiliates of UFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. These expenses are the responsibility of the Advisor.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Advisor Class shares pursuant to which the Fund pays fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), a registered broker/dealer and an affiliate of the Advisor, to provide distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, Advisor Class shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Advisor Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended December 31, 2024, pursuant to the Rule 12b-1 Plan, the Advisor Class paid $16,565 which was paid out to brokers and dealers.

The Trust has adopted a Shareholder Services Plan under the 1940 Act for the Fund’s Investor Class pursuant to which the Fund pays fees to the Distributor for providing administrative shareholder services and/or account maintenance services at an annual rate of up to 0.25% (currently set at 0.07%) of the Fund’s average net assets attributable to Investor Class shares. During the year ended December 31, 2024, pursuant to the Shareholder Services Plan, the Investor Class paid $28,623 which was paid out to brokers and dealers.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates. The Advisor pays trustee fees.

During the year ended December 31, 2024, Ceros executed trades on behalf of the Fund and received $5,850 in trade commissions.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities and owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and (depreciation) at December 31, 2024, were as follows:

Tax	Gross Unrealized	Gross Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation
$28,055,627	$821,061	$(2,308)	$818,753

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2024, and December 31, 2023, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2024	December 31, 2023
Ordinary Income	$3,285,976	$91,467
	$3,285,976	$91,467

As of December 31, 2024, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,260,046	$—	$(793,233)	$(12,363,650)	$—	$818,753	$(11,078,084)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to the mark-to-market on Section 1256 contracts and swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 793,233.

At December 31, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$11,973,383	$390,267	$12,363,650	$122,438

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2024, National Financial Services LLC held approximately 73% of the Fund for the benefit of its customers.

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2024

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of OnTrack Core Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OnTrack Core Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 25, 2025

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555, by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by visiting www.ontrackcore.com/funddocuments.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Price Capital Management, Inc.
85 Chanteclaire Circle
Gulf Breeze, FL 32561

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

OnTrack Core Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2024

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Approval of Renewal of the Investment Advisory Agreement and Sub-Advisory Agreement – OnTrack Core Fund

At an in-person Board meeting held on May 23, 2024 (the “Meeting”) the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of OnTrack Core Fund (the “Fund” or “OnTrack”); and the renewal of the sub-advisory agreement between the Adviser and Price Capital Management, Inc. (“PCM” or the “Sub-Adviser”) (“all together the Advisory Agreements).

In connection with the Board’s consideration and approval of the Advisory Agreements the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and financial condition; (c) the Adviser’s brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees to be charged compared with the fees charged to comparable mutual funds or accounts; (e) direct level of profitability to the Adviser and Sub-Adviser and from related operations; (f) the Adviser’s and Sub- Adviser’s compliance policies and procedures; and (g) information regarding the performance of the OnTrack as compared to benchmarks and Morningstar category. The Trustees reviewed the quality of work and abilities of the Adviser and its relationship with the Sub-Adviser and the performance of OnTrack. The Board’s review of the materials and deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board. The Board conducted some of their deliberations on a joint basis for the Adviser and PCM given the close working relationship of the Adviser and Sub-Adviser.

Nature, Extent and Quality of Services: With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection and trade execution, are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Sub-Adviser performing services for the Fund, including the team of

OnTrack Core Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2024

individuals that primarily monitor and execute the investment and administration process, and the respective portfolio managers. Further the Board reviewed a certification from each of the Adviser and the Sub- Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and noted that each of the Adviser and Sub-Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

Advisors Preferred:

With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection and trade execution, are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Sub- Adviser performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and the portfolio managers.

Advisors Preferred: The Board reviewed the balance sheet of the Adviser as of March 31, 2024, and the profit and loss statement for January through March 31, 2024. The Board also reviewed the audited financials of the Adviser as of December 31, 2023. The Adviser reported $1.7 billion in total assets under management in active mutual funds and Ms. Ayers-Rigsby noted the commitment from Adviser to grow assets and fees as discussed earlier.

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board considered that the CCO of the Trust also serves as CCO of the Adviser and acknowledged they are confident in her abilities with respect to both positions. The Trustees were comfortable that if a conflict of interest were to arise, counsel would be called upon for a solution. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO confirmed that she has the support and resources to ensure the compliance procedures of the Trust are updated in accordance with current SEC rules. The Board considered that the cybersecurity risk of the Adviser is managed by Sikich LLP with no data breaches reported. The Board discussed the overall technology of the Adviser with the CCO. The Adviser confirmed adequate Professional Liability Insurance is in place. Counsel noted the Board had previously reviewed the business continuity plan for the Adviser. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements. The Board reviewed financial statements of the Adviser and concluded it has sufficient financial resources to fulfill its Trust-related obligations, based in part on a representation that the Adviser has access to additional capital, as needed.

Price Capital: The Board reviewed the balance sheet for Price Capital as of December 31, 2023 and the Profit & Loss Statement for the year ended December 31, 2023 and found the balance sheet reflects little debt. The Board determined Price Capital’s financial condition was acceptable for continued sub-advisory services to OnTrack.

The Board confirmed with the Adviser’s CCO that she works closely with the CCO of Price Capital, and she had reviewed the policies and procedures manual of Price Capital, including their latest revisions and

OnTrack Core Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2024

business continuity plans. The Board confirmed that the cybersecurity risk management and IT technology responsibility fall under the CCO of Price Capital, and there were no reported breaches.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to Price Capital and, therefore, does not directly control the performance of the Fund. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Fund, obtaining derivative agreements for the Fund and reporting to the Board. The Trustees concluded that the Adviser appears to be properly and reasonably monitoring the Sub-Adviser’s adherence to the Fund’s investment objectives and appears to be carrying out its functions appropriately.

The Board considered the performance of the Fund (as measure by Investor Class shares) for the one-, three-, five-, and ten-year periods ended March 31, 2024 as compared to the Bloomberg 1-3 Month T-Bill Index, the Bloomberg U.S. Aggregate Bond Index, the S&P 500 Index and the Morningstar Macro Trading category. The Board noted that OnTrack outperformed the Bloomberg 1-3 Month T Bill Index and Morningstar Macro Trading category for all but the three-year period, outperformed the Bloomberg U.S. Aggregate Bond Index for all periods. However, for the same periods, ended March 31, 2024, the Fund underperformed the S&P 500 Index. With respect to the S&P 500 Index, the Board noted that the Fund’s investment objective is total return with lower volatility and downside risk than that of equity market indices. The Fund’s four-star Morningstar rating and risk-adjusted performance was considered by the Board. The Board acknowledged the strong recent and long-term performance based on its strategy, and that with Adviser oversight, Price Capital was expected to continue to obtain an acceptable level of investment returns for shareholders of OnTrack over the long term. The Board concluded performance was acceptable.

Fees and Expenses: As to the costs of the services provided to the Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of the Fund compared to its peer group and Morningstar category or categories as presented in the Meeting Materials. The Board acknowledged that the Adviser pays the Sub-Adviser directly consistent with agreements in effect. At the beginning of their deliberations, the Trustees noted that advisory fee of 2.50% for OnTrack was a unitary style fee under which the Adviser bears most Fund expenses. The unitary structure of expenses for the Fund was further discussed by the Board as they observed that since the Adviser pays virtually all Fund expenses, the advisory fee could be reduced by operating expenses for a more-pure comparison to funds with a more traditional expense structure. Next, the Trustees noted that because of the Fund’s wide ranging investment style, comparison to more than one Morningstar categories was more informative than comparison to a single or overly narrow peer group. The Trustees observed that the advisory fee was within range of reasonable fees for the Morningstar Systematic Trend category. The Board found the advisory fee was above the range of fees for the Morningstar Macro Trading category. Next, the Board considered the total fees for each of the Fund’s share classes. The Board noted that net expenses of 3.12% for Investor Class shares was somewhat above the range for Morningstar Macro Trading and Systematic Trend Morningstar Institutional Class categories net expenses. The Board observed that as a fund of funds, the Fund’s expense ratio included underlying fund fee expenses of 0.53%, which are an implied cost but not a direct expense of the Fund. With regards to

OnTrack Core Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2024

Adviser Class shares, the Board noted the net expense ratio of 3.31% was slightly above the maximum net expenses of the Systematic Trend A category, while above range for the Morningstar Macro Trading A Class category. Given the wide-ranging investment style of the Fund and the risk the Adviser bears under the unitary style expense structure, the Board concluded that the advisory fee and net expenses for OnTrack are reasonable.

Profitability of Adviser: With respect to OnTrack, the Adviser reported a 7% profit from the advisory fee and its total relationship with the Fund. The Board considered the fee split with the Sub-Adviser to be acceptable. The Board noted that the Fund charges a unitary-type fee of 2.50% of the Fund’s average annual net assets (and the Adviser pays Fund expenses, exclusive of certain fees such as distribution fees, acquired fund fees and all other operating expenses not specifically assumed by the Fund), of which the Adviser is entitled to 0.35%, with the remaining balance paid to the Sub-Adviser less the other operating expenses of the Fund, resulting in an approximate 1.80% fee to the Sub-Adviser. The Board considered that the Adviser is responsible for the payment of most operational Fund expenses incurred and found that at current asset levels the Adviser’s relationship with the Fund was slightly profitable. The Board concluded that any excess profit to the Adviser from OnTrack it not a current concern. The Board agreed to monitor adviser profits as assets of the Fund grow.

Profitability of Sub-Adviser: The Board reviewed the levels of profits to PCM for the year ended. They noted the situation with respect to sub-advisory fees and from the total relationship with the Fund and that the Sub-Adviser usually charges higher fees for separately managed accounts with similar investment strategies or have fee structures that are not directly comparable. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 70% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

The Board reviewed the profitability report submitted by Price Capital and noted that it receives a net fee after the advisory fee and after other Fund expenses required to be paid by the Adviser. The Board determined profits to Price Capital for the fiscal year ended December 31, 2023, were approximately 16% from sub-advisory fees received for managing the portfolio assets and no different from totality of relationship perspective. The Board concluded that based on the assets levels and services provided, the Sub-Adviser having excess profits is not of current concern.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported an estimate of $500 million to be the minimum asset level required to reach such economies of scale and that the Fund may not achieve economies of scale as it may face capacity issues under certain investment strategies. The Board discussed the Adviser’s expectations for the growth in net assets of the Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees noted economies of scale is an advisory agreement concern and is not a consideration for approval of any sub-advisory agreements. The Board agreed to revisit economies of scale as assets of the Fund continue to grow.

Conclusion. Legal counsel assisted the Board throughout the Advisory Agreement and Subsidiary Advisory Agreement review process. The Board members relied upon the advice of counsel, and their own business

OnTrack Core Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2024

judgment, in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement. In considering the approval, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.

Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements as appropriate; the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Advisory Agreements, separately that (a) the terms of the Advisory Agreement and Sub- Advisory Agreement are reasonable; (b) the advisory fee for OnTrack Core Fund was not unreasonable; and (c) continuation of each Advisory Agreement and Sub-Advisory Agreement is in the best interests of OnTrack Core Fund and its shareholders.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders. None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby, Principal Executive Officer/President

Date	2/24/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby, Principal Executive Officer/President

Date	2/24/25

By (Signature and Title)

/s/ Christine Casares
Christine Casares, Principal Financial Officer/Treasurer

Date	2/24/25